                                                                    Exhibit 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Liberty Satellite & Technology, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the quarter ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2002 and 2001, and for the three years ended December 31, 2002.


Dated:  March 28, 2003                     /s/ Kenneth G. Carroll
                                        --------------------------------
                                                Kenneth G. Carroll
                                                Acting President and
                                                Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.